UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07528

Special Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew Dakos
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 10570
(Name and address of agent for service)

Copy to:
Thomas R. Westle, Esp.
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

1-877-607-0414
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/2014

Date of reporting period:  6/30/2014

Item 1. Reports to Stockholders.

Special Opportunities Fund, Inc.
(SPE)
Semi-Annual Report
For the six months ended
June 30, 2014

Special Opportunities Fund, Inc.

August 29, 2014

Dear Fellow Shareholders:

Despite the stock market’s phenomenal run since March 2008, investors have shown little fear of heights, at least through the date of this letter.  On June 30, 2014, the Fund’s market price closed at $16.70 per share, down 4.33% from its closing price of $17.45 per share on December 31, 2013.  (Conversion of almost all the convertible shares during the period resulted in dilution of $1.44 per share.)  For the same period, the S&P 500 Index gained 7.14%.

The Fund’s recent underperformance is due in large part to the widening of the discount to net asset value after the retirement of our convertible preferred stock was announced in January.  By early 2014, the price of the preferred stock had increased in value so much that it had become a proxy for the common shares and some preferred shareholders had converted their shares to common shares.  Rather than having to deal with unplanned conversion requests on a one-by-one basis, the board determined to retire all the convertible preferred stock.  Although we feel the Fund had properly accounted for the dilutive effect of the convertible preferred shares in reports to shareholders, the stock price of the common shares fell about 6% on the day of the announcement.

As a reminder, the goal of Special Opportunities Fund is to outperform the market over the long-term with less short-term risk than a broad-based index fund.  We have been incurring, and probably always will attempt to incur, less risk than the S&P 500 Index.  Currently, we have a fair amount of investments that have little or no correlation to the stock market such as SPACs and special situation stocks like Gyrodyne and Imperial Holdings.

For shareholders that have become accustomed to extensive discussions about our current investments, this letter may be a disappointment. We always want to afford shareholders as much insight as possible into our investment philosophy and our thinking.  On the other hand, we have become increasingly concerned about disclosing details about our current investments that could have a harmful effect on the Fund.  A respected value investor once put it this way: “Truly good investment ideas are simply rare commodities, particularly so when price discipline is so infused into our decision making process.”  Bulldog Investors, LLC, the Fund’s investment advisor, gets paid to try to make good investments for the Fund’s benefit and, when necessary, to take measures to enhance their value.  As a prominent legal scholar told me privately, “[The problem] is that disclosure is [available] to friend and foe alike….The foes, e.g. competitors, can use that information to construct their own portfolios.”

In particular, as an activist fund, we have become acutely aware of the free rider problem.  With that in mind, we have determined that, from now on, we will only elaborate on our current investments if we believe there is a low probability that it will negatively impact the Fund’s performance.  The investments discussed below fall into that category.

Special Opportunities Fund, Inc.

To compensate for the lack of specifics herein, we invite all shareholders to attend the annual meeting in person at a date and location in the New York City area to be announced.  I promise to be as open as possible until the Fund’s counsel kicks me under the table.

Gyrodyne Corporation of America (GYRO)
Just before the end of 2013, Gyrodyne paid a special dividend of $66.56 per share consisting of $45.86 in cash and the balance in units of an untraded LLC.  In addition, Gyrodyne distributed nontransferable “dividend notes” with a face value of $10.89 per share.  A plan of merger was to be put to a shareholder vote at a special meeting which, if approved, would have resulted in the LLC units and dividend notes being converted into publicly traded equity interests (at pre-established ratios) in a newly formed company with a goal of maximizing the value of that company.  However, the unusual distributions apparently led to a shift in the shareholder base from value investors to day traders.  The result was that a quorum was not reached and the special meeting has been postponed.  We continue to believe there is value in Gyrodyne’s stock and in the other Gyrodyne securities.  Given our experience as activists and our long history as investors in Gyrodyne, we may seek to play a role in unlocking Gyrodyne’s intrinsic value.

Imperial Holdings (IFT)
To recap, following an FBI raid on Imperial’s office in September 2011, we commenced buying stock at about $1.60 per share.  We later gained representation on the board with an immediate goal of reducing the cash burn that was being driven by inordinate legal expenses. We have made substantial progress since then.  On June 30, 2014, Imperial’s shares closed at $6.82 per share vs. a stated book value of $9.83 (not including dilution from the exercise of Imperial’s convertible notes).  A portfolio of life insurance policies with an aggregate face value of approximately $3 billion, which is valued by assuming an average discount rate of about 19% per annum, represents substantially all of Imperial’s book value.

Imperial’s board and management team are focused on maximizing shareholder value by reducing expenses, especially legal expenses, defending Imperial’s life insurance policies from challenges to their validity by carriers, and capitalizing on opportunities to enhance shareholder value as a result of its improved financial position.  There are still risks but, absent any calamities, we think the stock price could rise significantly over the next five years.  Those that want to do their own research might wish to check out an archived presentation that was given at Imperial’s June 5, 2014 annual shareholder meeting at http://ir.imperial.com/events.cfm.

Western Asset Inflation Management Fund (IMF)
We began to purchase shares of IMF, a closed-end fund that invests in inflation protected government securities, at a double-digit discount in the third quarter of 2013.  A key factor in our decision was that a standstill agreement entered into

Special Opportunities Fund, Inc.

several years ago by a very large shareholder had recently expired.  On November 22, 2013, we filed a Schedule 13D indicating that our group owned over 8% of the outstanding shares of IMF and stating that we “intend to communicate with management about measures to address the disparity between the Fund’s stock price and its net asset value.”  Purely by coincidence, the other large shareholder filed its own Schedule 13D on the very next business day disclosing that it would nominate candidates for election to the board of directors.  We saw that filing as leaving management with no choice but to provide a liquidity event.  IMF’s discount narrowed after the filing but we continued to buy aggressively because we thought it would inevitably go to zero.  Sure enough, on January 21, 2014, IMF announced a proposal to dissolve the Fund and it liquidated on June 2, 2014.

SPACs
Our portfolio continues to have a significant weighting in SPACs or blank check companies.  A SPAC raises funds from investors in an IPO that are placed in a trust account while the sponsor pursues the acquisition of an unspecified company.  Each SPAC is unique, but most are issued as units consisting of a share of common stock plus a “free” warrant.  The common stock provides us with a modest return and we hope to make money on the warrants if a successful transaction is completed (because, with the elimination of a possible liquidation, the warrant price often increases, sometimes substantially).  Otherwise, we just make a modest profit or break even, give or take a few cents per share.

Foreign Closed-End Funds
As we have mentioned, we are planning a spin-off of a new closed-end fund with a primary focus on investments in foreign closed-end funds and similar vehicles.  The plan has been delayed due to certain concerns expressed by the SEC’s Division of Investment Management.  However, we expect those concerns to be resolved very soon and hope to be able to consummate the spin-off by the end of the year.  We continue to see value in offshore closed-end funds that trade at a relatively wide discount or have discount control measures such as periodic self-tender offers or a commitment to permit shareholders to vote on the fund’s continuation at some time in the future.

Why We Invest in Closed-End Funds

The Fund is almost always heavily invested in closed-ends funds.  A diversified portfolio of well-selected discounted closed-end funds should generate outperformance over the long term and limit short term risk.  In this and future letters, we will explain why we like closed-end funds.

Every thinking investor buys an asset that he thinks is cheap and sells those assets that he thinks are fairly valued or overvalued, or at least less undervalued than some other asset in which the proceeds can be re-deployed.  In that sense, every thinking investor is a “value investor.”  The problem is determining the fair value

Special Opportunities Fund, Inc.

of an asset.  For example, investors that bought Amazon early this year at more than $400 per share must have thought it was cheap.  Otherwise, why buy it?  It is now below $350 per share.  Is it cheap now?  The truth is that no one knows the answer with any degree of certainty because the factors that affect Amazon’s prospects at any point in time are perceived, weighted, and processed differently by different people.

Another example of the inherent difficulty of valuing a company’s stock is the well-publicized (and entertaining) feud between two high profile very vocal activists, Bill Ackman and Carl Icahn, over Herbalife.  Ackman claims Herbalife is an illegal pyramid scheme and is short the stock.  He has been attempting to induce federal regulators to investigate Herbalife with the goal of shutting it down.  Icahn, meanwhile, has taken a large stake in Herbalife, says it is undervalued, and that Ackman is “completely wrong” and his crusade is “almost bordering on the insane.”  Thus, despite the fact that they are looking at the same facts, two very intelligent and very successful investment managers are poles apart on Herbalife’s valuation.  We have no dog in this race1 but that should give pause to anyone who thinks valuing an operating company is cut and dried.

Contrast that with a closed-end fund trading at a double-digit discount to its net asset value, e.g., Swiss Helvetia Fund.  We think both Ackman and Icahn would agree that SWZ is cheap.2  While there are other factors to consider before investing in a closed-end fund, the most important factor is almost always the discount.  Thus, errors in valuation are much less likely, and hence short term risk is significantly lower, with a discounted closed-end fund than with an operating company.

To be continued….

Sincerely yours,

Phillip Goldstein
Chairman
__________

1
However, even if Ackman is right, we are dubious about his chances of getting regulators to act.  Harry Markopolos tried for years, without success, to get the SEC to shut down Bernie Madoff’s Ponzi scheme.  And, as documented in his book, “Fooling Some of the People All of the Time,” David Einhorn not only failed to get the SEC, the Justice Department or the SBA to act against Allied Capital’s accounting fraud, but he himself became the target of an investigation.

2
There are likely other reasons that Ackman and Icahn might not invest in a closed-end fund, including legal constraints, the inability to put huge amounts of money to work in a reasonable time, and the fact that they are looking for assets with greater, albeit more uncertain, undervaluations (and hence higher returns) than closed-end funds.

Special Opportunities Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for common stock for the periods ended 6/30/14
Net asset value returns	1 year	Since 1/25/10	5 years*	10 years*
Special Opportunities Fund, Inc.	8.90%	10.81%	11.50%	7.13%
Market price returns
Special Opportunities Fund, Inc.	11.13%	10.86%	11.61%	8.28%
Index returns
S&P 500 Index	24.61%	16.46%	18.83%	7.78%
Share price as of 6/30/14
Net asset value				$18.18
Market price				$16.70

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on payable dates for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on January 1, 2010) for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

*
The Fund’s investment objective and investment adviser have changed. See Note 1 of the Notes to financial statements for more information about the change in investment objective and see Note 2 of the Notes to financial statements for more information about the change in investment adviser. On January 25, 2010, the Fund began investing using its new investment objective, therefore, performance prior to that date is not relevant.

The S&P 500 Index is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Special Opportunities Fund, Inc.

Portfolio composition as of 6/30/2014(1) (unaudited)

	Value	Percent
Investment Companies	$129,877,842	70.29%
Common Stocks	29,649,053	16.04
Money Market Funds	10,998,842	5.95
Preferred Stocks	6,060,743	3.28
Convertible Bonds	3,506,319	1.90
Promissory Notes	2,234,000	1.21
Liquidation Claims	1,620,937	0.88
Warrants	879,700	0.48
Corporate Bonds	600,936	0.33
Rights	97,693	0.05
Convertible Preferred Stocks	49,016	0.03
Total Investments	$185,575,081	100.44%
Liabilities in Excess of Other Assets	(806,364)	(0.44)
Total Net Assets	$184,768,717	100.00%
(1)	As a percentage of net assets.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2014 (unaudited)

	Shares	Fair Value
INVESTMENT COMPANIES—70.29%
Closed-End Funds—59.84%
Aberdeen Israel Fund, Inc.	34,367	$614,482
Adams Express Co. (k)	351,652	4,835,215
Advance Developing Markets Fund Ltd. (a)(h)	191,414	1,388,957
Advent/Claymore Enhanced Growth & Income Fund	17,383	179,045
AllianceBernstein Income Fund, Inc.	574,291	4,318,668
American Select Portfolio, Inc.	126,285	1,351,249
American Strategic Income Portfolio II	229,651	2,016,336
American Strategic Income Portfolio III	562,207	4,115,355
ARC Capital Holdings Ltd. (h)	561,405	302,597
Bancroft Fund, Ltd.	79,335	1,600,980
Blackrock Latin American Investment Trust PLC (h)	80,000	621,577
Boulder Growth & Income Fund, Inc.	428,406	3,650,019
Boulder Total Return Fund, Inc.	184,149	4,725,245
Central Europe, Russia, & Turkey Fund, Inc.	11,314	331,387
Central Securities Corp.	136,479	3,200,433
Clough Global Allocation Fund	56,017	868,258
Clough Global Equity Fund	120,425	1,864,179
DWS Global High Income Fund, Inc.	35,876	301,717
DWS High Income Opportunities Fund, Inc.	228,156	3,369,864
DWS RREEF Real Estate Fund II, Inc. (a)(c)(f)(g)	201,612	72,580
DWS RREEF Real Estate Fund, Inc. (a)(c)(f)(g)	126,913	27,921
Eaton Vance Risk-Managed Diversified Equity Income Fund	89,611	1,034,111
Ellsworth Fund Ltd.	55,094	486,480
First Opportunity Fund, Inc.	279,106	2,685,000
General American Investors Co., Inc.	231,435	8,521,414
H&Q Healthcare Investors	26,716	704,234
H&Q Life Sciences Investors	26,716	554,624
Helios Strategic Income Fund, Inc.	145,612	1,003,267
Herzfeld Caribbean Basin Fund, Inc.	14,754	120,245
INVESCO Asia Trust Plc (h)	157,367	459,185
JP Morgan Asian Investment Trust PLC (h)	28,426	99,607
Juridica Investments Ltd. (h)	495,258	1,169,661
Kubera Cross-Border Fund Ltd. (h)	380,604	118,368
Liberty All-Star Equity Fund	1,751,775	10,528,168
LMP Real Estate Income Fund, Inc.	46,539	535,664

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2014 (unaudited)

	Shares	Fair Value
INVESTMENT COMPANIES—(continued)
Closed-End Funds—(continued)
Madison Strategic Sector Premium Fund	60,080	$769,024
Marwyn Value Investors Ltd. (h)	160,023	512,806
MFS Intermarket Income Trust I	88,479	754,726
Millennium India Acquisition Co., Inc. (a)	34,036	25,534
Nuveen Dividend Advantage Municipal Fund 3	110,969	1,518,056
Nuveen Dividend Advantage Municipal Income Fund	87,046	1,232,571
Nuveen Global Government Enhanced Income Fund	262,695	3,349,361
Nuveen Multi-Currency Short-Term Government Income Fund	856,151	9,614,576
Pacific Alliance Asia Opportunities Fund Ltd. (a)(h)	313,541	449,147
Royce Micro-Cap Trust, Inc.	159,317	2,010,421
Royce Value Trust, Inc.	158,160	2,530,560
Swiss Helvetia Fund, Inc.	518,558	7,555,390
Terra Catalyst Fund (a)(h)	23,071	25,566
Tri-Continental Corp.	387,319	8,125,953
Virtus Total Return Fund	294,789	1,414,987
The Zweig Total Return Fund, Inc.	201,429	2,898,563
		110,563,333
Closed-End Funds—Preferred Shares—0.80%
Oxford Lane Capital Corp., Series 2017	57,274	1,483,397

Auction Rate Preferred Securities—1.33% (c)(f)
BlackRock Municipal 2018 Term Trust—Series W7, 0.088% (b)	43	1,021,250
Putnam Managed Municipal Income Trust—Series C	6	225,000
Putnam Municipal Opportunities Trust—Series C	6	112,500
Western Asset Premier Bond Fund—Series M, 0.160% (b)	46	1,092,500
		2,451,250
Business Development Company—6.29%
Equus Total Return, Inc. (a)	106,919	265,159
Firsthand Technology Value Fund, Inc.	272,130	5,782,762
Keating Capital, Inc. (a)	60,882	359,812
MVC Capital, Inc.	403,584	5,226,413
		11,634,146
Business Development Company—Preferred Shares—2.03%
MVC Capital, Inc.	147,760	3,745,716
Total Investment Companies (Cost $110,613,725)		129,877,842

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2014 (unaudited)

	Shares	Fair Value
PREFERRED STOCKS—3.28%
Marine—0.03%
Box Ships, Inc. (h)	2,474	$58,485

Oil, Gas & Consumable Fuels—0.13%
Miller Energy Resources, Inc.	9,316	238,676

Real Estate Investment Trusts—3.12%
Preferred Apartment Communities, Inc.—Series A (c)(f)	6,083	5,763,582
Total Preferred Stocks (Cost $5,949,406)		6,060,743

CONVERTIBLE PREFERRED STOCKS—0.03%
Real Estate Investment Trusts—0.03%
Wheeler Real Estate Investment Trust, Inc.	1,963	49,016
Total Convertible Preferred Stocks (Cost $49,055)		49,016

COMMON STOCKS—16.04%
Construction Materials—0.01%
Tecnoglass, Inc. (a)(h)	2,437	29,439

Consumer Finance—2.15%
Imperial Holdings, Inc. (a)	581,622	3,966,662

Energy Equipment & Services—0.02%
Profire Energy, Inc. (a)	7,106	32,048

Health Care Providers & Services—0.00%
Healthcare Corp. of America (Acquired 10/24/2012, Cost $0) (a)(c)(j)	10,000	800

Insurance—2.17%
Stewart Information Services Corp.	129,084	4,002,895

IT Services—0.04%
JetPay Corp. (a)	39,596	82,756

Real Estate —0.18%
Gyrodyne Company of America, Inc.	11,589	59,452
Gyrodyne Dividend Notes (c)	10,914	96,807
Gyrodyne Special Distribution LLC (c)	10,914	184,338
	340,597
Real Estate Investment Trusts—2.13%
American Realty Capital Properties, Inc.	23,165	290,258
Five Oaks Investment Corp.	15,791	178,280
Gladstone Land Corp.	2,582	33,540

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2014 (unaudited)

	Shares	Fair Value
COMMON STOCKS—(continued)
Real Estate Investment Trusts—(continued)
Preferred Apartment Communities, Inc.	35,545	$315,284
Wheeler Real Estate Investment Trust, Inc.	7,235	34,439
Winthrop Realty Trust	201,212	3,088,604
		3,940,405
Software—0.13%
Single Touch Systems, Inc. (a)	623,270	236,843

Special Purpose Acquisition Vehicle—9.21% (a)
Aquasition Corp. (h)(i)	428,661	4,376,629
Capitol Acquisition Corp. II	155,122	1,524,849
Chart Acquisition Corp.	124,265	1,241,407
CIS Acquisition Ltd. (h)	144,147	1,477,507
Collabrium Japan Acquisition Corp. (c)(h)	208,234	2,184,374
Garnero Group Acquisition Co. (h)	153,199	1,533,491
Global Defense & National Security Systems, Inc.	142,712	1,459,944
Hennessy Capital Acquisition Corp.	65,223	657,448
Levy Acquisition Corp.	37,874	379,119
MergeWorthRx Corp.	23,185	188,262
Quartet Merger Corp.	132,553	1,330,832
ROI Acquisition Corp. II	57,484	574,840
Silver Eagle Acquisition Corp.	9,016	87,906
		17,016,608
Total Common Stocks (Cost $27,067,558)		29,649,053

LIQUIDATION CLAIMS—0.88%
The Home Insurance Company in Liquidation (a)(f)	1	1,620,937
Total Liquidation Claims (Cost $1,638,000)		1,620,937

	Principal
	Amount
CONVERTIBLE BONDS—1.90% (b)
Imperial Holdings, Inc.
8.500%, 02/15/2019	$2,941,000	3,506,319
Total Convertible Bonds (Cost $2,941,000)		3,506,319

CORPORATE BONDS—0.33% (b)
JC Penney Corp., Inc.
6.375%, 10/15/2036	650,000	529,750

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2014 (unaudited)

	Principal
	Amount	Fair Value
CORPORATE BONDS—(continued)
Washington Mutual, Inc.
0.000%, 9/17/2012 (d)(f)	$3,000,000	$56,250
WMI Holdings Corp.
13.000%, 03/19/2030—1st Lien	11,280	11,280
13.000%, 03/19/2030—2nd Lien	3,656	3,656
Total Corporate Bonds (Cost $462,685)		600,936

PROMISSORY NOTES—1.21% (b)(c)(f)
Symbios Holdings, Inc.
15.000%, 6/16/2014	450,000	0
UBPS Secured Convertible Promissory Note
12.000%, 12/28/2014	234,000	234,000
Wheeler Real Estate Investment Trust, Inc. Convertible
9.000%, 12/15/2018 (Acquired 12/16/2013, Cost $1,200,000) (j)	1,200,000	1,200,000
Wheeler Real Estate Investment Trust, Inc. Non-Convertible
9.000%, 12/15/2015 (Acquired 12/16/2013, Cost $800,000) (j)	800,000	800,000
Total Promissory Notes (Cost $2,684,000)		2,234,000

	Shares
RIGHTS—0.05%
The Gabelli Healthcare & WellnessRx Trust (a)	29,912	11,534
Quartet Merger Corp. (a)	132,553	86,159
Total Rights (Cost $97,401)		97,693

WARRANTS—0.48% (a)
Aquasition Corp.
Expiration: January 2018
Exercise Price: $11.50 (h)	400,000	58,000
Arabella Exploration, Inc.
Expiration: December 2016
Exercise Price: $5.00 (h)	25,448	62,602
Capitol Acquisition Corp. II
Expiration: May 2016
Exercise Price: $11.50	77,561	38,005
Chart Acquisition Corp.
Expiration: December 2017
Exercise Price: $11.50	124,265	56,540

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2014 (unaudited)

	Shares	Fair Value
WARRANTS—(continued)
CIS Acquisition Ltd.
Expiration: December 2017
Exercise Price: $10.00 (h)	140,040	$19,606
Collabrium Japan Acquisition Corp.
Expiration: December 2017
Exercise Price: $11.50 (h)	208,234	16,659
EvryWare Global, Inc.
Expiration: May 2018
Exercise Price: $6.00	48,370	2,902
Healthcare Corp. of America
Expiration: November 2016
Exercise Price: $7.50	33,753	337
Expiration: July 2018
Exercise Price: $11.50 (Acquired 10/24/2012, Cost $0) (c)(j)	5,000	37
Hemisphere Media Group, Inc.
Expiration: April 2018
Exercise Price: $6.00	166,726	196,737
Integrated Drilling Equipment Holdings Corp.
Expiration: December 2017
Exercise Price: $11.50	205,929	8,237
Net Element, Inc.
Expiration: October 2017
Exercise Price: $7.50 (c)(f)	191,697	9,585
Perferred Apartment Communities
Expiration: March 2017
Exercise Price: $9.00 (c)(f)	6,083	61
Pingtan Marine Enterprise Ltd.
Expiration: February 2018
Exercise Price: $12.00 (h)	52,798	5,280
Prime Acquisition Corp.
Expiration: March 2018
Exercise Price: $5.00 (h)	50,142	8,023
Quinpario Acquisition Corp.
Expiration: September 2018
Exercise Price: $12.00	131,616	178,998
RLJ Entertainment, Inc.
Expiration: October 2017
Exercise Price: $12.00	436,744	21,837
Silver Eagle Acquisition Corp.
Expiration: July 2018
Exercise Price: $11.50	9,016	4,598

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2014 (unaudited)

	Shares	Fair Value
WARRANTS—(continued)
Tecnoglass, Inc.
Expiration: December 2016
Exercise Price: $8.00 (h)	47,914	$191,656
Wheeler Real Estate Investment Trust, Inc.
Expiration: December 2018
Exercise Price: $4.75 (c)(f)	84,211	0
Total Warrants (Cost $763,263)		879,700

MONEY MARKET FUNDS—5.95%
Fidelity Institutional Government Portfolio—Class I, 0.010% (e)	5,503,315	5,503,315
Fidelity Institutional Tax-Exempt Portfolio—Class I, 0.010% (e)	5,495,527	5,495,527
Total Money Market Funds (Cost $10,998,842)		10,998,842
Total Investments (Cost $163,264,935)—100.44%		185,575,081
Liabilities in Excess of Other Assets—(0.44)%		(806,364)
TOTAL NET ASSETS—100.00%		$184,768,717

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The coupon rates shown represent the rates at June 30, 2014.
(c)	Fair valued securities. The total market value of these securities was $13,025,335, representing 7.05% of net assets.
(d)	Default or other conditions exist and security is not presently accruing income.
(e)	The rate shown represents the 7-day yield at June 30, 2014.
(f)	Illiquid security. The total market value of these securities was $12,236,166, representing 6.62% of net assets.
(g)	Security currently undergoing a full liquidation with all proceeds paid out to shareholders.
(h)	Foreign-issued security.
(i)	Affiliated security.
(j)	Restricted security.
(k)	All or a portion of this security is pledged as collateral for securities sold short.

Schedule of Securities Sold Short—June 30, 2014 (unaudited)

	Shares	Value
First American Financial Corp.	(63,973)	$(1,777,810)
Total Securities Sold Short (Proceeds $1,688,821)		$(1,777,810)

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of assets and liabilities—June 30, 2014 (unaudited)

Assets:
Investments, at value
Non-Affiliated Companies (cost $159,056,559)	$181,198,452
Affiliated Companies (cost $4,208,376)	4,376,629
Total investment, at value (cost $163,264,935)	185,575,081
Cash	275,512
Dividends and interest receivable	538,696
Receivable for investments sold	2,241,765
Deposits at brokers	1,663,257
Other assets	28,036
Total assets	190,322,347

Liabilities:
Securities sold short, at value (proceeds $1,688,821)	1,777,810
Payable for investments purchased	3,443,159
Payable to Adviser	150,303
Payable to Custodian	14,084
Accrued expenses and other liabilities	168,274
Total liabilities	5,553,630
Net assets applicable to common shareholders	$184,768,717

Net assets applicable to common shareholders:
Common stock—$0.001 par value per common share; 199,995,800 shares authorized;
10,165,454 shares issued and outstanding, 13,568,364 shares held in treasury	$340,000,630
Cost of shares held in treasury	(186,125,319)
Accumulated undistributed net investment income	259,682
Accumulated net realized gain from investment activities	8,412,567
Net unrealized appreciation (depreciation) on:
Investments	22,310,146
Securities sold short	(88,989)
Net assets applicable to common shareholders	$184,768,717
Net asset value per common share ($184,768,717 applicable to
10,165,454 common shares outstanding)	$18.18

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of operations

For the six months
ended June 30, 2014
(unaudited)
Investment income:
Dividends(1)	$1,052,609
Interest	205,289
Total investment income	1,257,898
Expenses:
Investment advisory fees	880,757
Professional fees and expenses	131,551
Directors’ fees and expenses	66,679
Administration fees and expenses	62,399
Reports and notices to shareholders	31,597
Insurance fees	27,508
Accounting fees and expenses	25,391
Custody fees and expenses	24,931
Compliance fees and expenses	23,522
Dividend expenses	20,468
Stock exchange listing fees	14,748
Transfer agency fees and expenses	12,563
Other expenses	2,048
Total expenses	1,324,162
Less: Fee waiver by investment advisor(2)	(143,573)
Net expenses	1,180,589
Net investment income	77,309
Net realized and unrealized gains from investment activities:
Net realized gain (loss) from:
Investments	7,113,483
Distributions received from investment companies	1,112,513
Foreign currency translation	(8,578)
Net realized gain on investments	8,217,418
Change in net unrealized appreciation (depreciation) on:
Investments	1,544,264
Short transactions	(88,989)
Foreign currency translation	(870)
Net realized and unrealized gains from investment activities	9,671,823
Net increase in net assets applicable to common shareholders resulting from operations	$9,749,132

(1)	Net of $8,856 in foreign withholding tax.
(2)	Represents the Investment Adviser’s reimbursement to the Fund for expenses incurred with the settlement of the proxy contest between the Investment Adviser and the Firsthand Technology Value Fund.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of cash flows

For the six months
ended June 30, 2014
(unaudited)
Cash flows from operating activities:
Net increase in net assets applicable to common shareholders	$9,749,132
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Purchases of investments	(49,881,867)
Proceeds from sales of investments	54,689,160
Net purchases and sales of short—term investments	2,066,660
Amortization and accretion of premium and discount	(1,070)
Decrease in dividends and interest receivable	946,564
Increase in receivable for investments sold	(1,603,430)
Decrease in other assets	13,410
Increase in payable for investments purchased	2,870,544
Decrease in payable to Adviser	(2,381)
Decrease in Convertible Preferred Stock	(37,424,300)
Increase in accrued expenses and other liabilities	51,569
Increase in deposits at brokers	(1,663,257)
Proceeds from securities sold short	1,688,821
Net realized gains from investments	(7,113,483)
Net foreign currency translation	6,289
Net change in unrealized appreciation of investments	(1,544,264)
Net change in unrealized depreciation short transactions	88,989
Net cash provided by operating activities	(27,062,914)
Cash flows from financing activities:
Distributions paid to common shareholders	(9,866,715)
Decrease in dividends accrued not yet paid	(3,077)
Conversion of preferred stock to common stock	37,205,024
Net cash used in financing activities	27,335,232
Net change in cash	$272,318
Cash:
Beginning of period	3,194
End of period	$275,512
Non-cash financing activities not included herein consist of
reinves tment of dividend distributions	$5,740,113

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statements of changes in net assets applicable to common shareholders

	For the
	six months ended	For the
	June 30, 2014	year ended
	(unaudited)	December 31, 2013
From operations:
Net investment income	$77,309	$7,624,212
Net realized gain (loss) before income taxes from:
Investments	7,113,483	5,660,766
Short transactions	—	598,975
Distributions received from investment companies	1,112,513	2,268,945
Foreign currency translation	(8,578)	(73,025)
Net realized gain before income taxes	8,217,418	8,455,661
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency	1,543,394	11,400,145
Short transactions	(88,989)	—
Net increase in net assets resulting from operations	9,749,132	27,480,018

Distributions paid to preferred shareholders:
Net investment income	—	(1,123,393)
Total dividends and distributions paid to preferred shareholders	—	(1,123,393)
Net increase in net assets applicable to common shareholders
resulting from operations	9,749,132	26,356,625

Distributions paid to common shareholders:
Net investment income	—	(7,768,104)
Net realized gains from investment activities	—	(7,838,724)
Total dividends and distributions paid to common shareholders	—	(15,606,828)

Capital Stock Transactions (Note 4)
Offering cost adjustment from issuance of preferred stock	—	73,965
Conversion of preferred stock to common stock	37,205,024	30,000
Reinvestment of distributions to common stockholders	5,740,113	3,962,090
Total capital stock transactions	42,945,137	4,066,055
Net increase in net assets applicable to common shareholders	52,694,269	14,815,852

Net assets applicable to common shareholders:
Beginning of period	132,074,448	117,258,596
End of period	$184,768,717	$132,074,448
Accumulated undistributed net investment income	$259,682	$129,360

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:
	For the six months
	ended June 30, 2014
	(unaudited)
Net asset value, beginning of period	$18.70
Net investment income(2)	0.01
Net realized and unrealized gains (losses) from investment activities	0.99
Total from investment operations	1.00
Common share equivalent of dividends and distributions
paid to auction preferred shareholders from:
Net investment income	—
Total dividends and distributions paid to auction preferred shareholders	—
Net increase (decrease) from operations	1.00
Dilutive effect of conversions of preferred shares to common shares	(1.44)
Dilutive effect of reinvestment of distributions by common shareholders	(0.08)
Common share equivalent of dividends paid to preferred shareholders from:
Net investment income	—
Dividends and distributions paid to common shareholders from:
Net investment income	—
Net realized gains from investment activities	—
Total dividends and distributions paid to common shareholders	—
Net asset value, end of period	$18.18
Market value, end of period	$16.70
Total net asset value return(3)(11)	(2.44)%
Total market price return(4)(11)	(4.33)%
Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by investment advisor and administrator including
interest, dividends on short positions, and tax expense and fees on floating rate notes	1.42	%(5)(7)
Total expenses, before fee waivers by investment advisor and administrator including
interest, dividends on short positions, and tax expense and fees on floating rate notes	1.60	%(5)(7)
Total expenses, net of fee waivers by investment advisor and administrator excluding
interest expense, dividends on short positions, and fees on floating rate notes	1.40	%(5)(8)
Net investment income before dividends paid to auction preferred shareholders	0.10	%(2)(5)
Dividends paid to auction preferred shareholders from net investment income	—
Net investment income available to common shareholders	0.10	%(2)(5)
Supplemental data:
Net assets applicable to common shareholders, end of period (000’s)	$184,769
Liquidation value of preferred stock (000’s)	$—
Portfolio turnover(11)	30%
Preferred Stock:
Total shares outstanding	—
Asset coverage per share of preferred shares, end of period	$—

Financial highlights (continued)

								For the nine		For the
								months ended		year ended
For the years ended December 31,								December 31,		March 31,
2013		2012		2011		2010		2009		2009
$17.22		$16.01		$16.42		$14.26		$13.05		$13.71
0.92		0.34		0.22	(1)	0.04	(1)	0.52	(1)	0.88	(1)
3.00		1.92		(0.10)		2.15		1.24		(0.70)
3.92		2.26		0.12		2.19		1.76		0.18

—		—		—		—		(0.02)		(0.25)
—		—		—		—		(0.02)		(0.25)
3.92		2.26		0.12		2.19		1.74		(0.07)
(0.00	)(12)	—		—		—		—		—
(0.07)		(0.03)		—		—		—		—

(0.16)		(0.07)		—		—		—		—

(1.10)		(0.23)		(0.26)		(0.03)		(0.53)		(0.59)
(1.11)		(0.72)		(0.27)		—		—		—
(2.21)		(0.95)		(0.53)		(0.03)		(0.53)		(0.59)
$18.70		$17.22		$16.01		$16.42		$14.26		$13.05
$17.45		$15.01		$14.50		$14.75		$14.09		$11.37
21.98%		13.72%		0.85%		15.36%		13.51%		(0.39)%
31.27%		10.05%		1.89%		4.90%		29.00%		(3.32)%

2.66	%(7)	2.54	%(7)(9)	1.51	%(7)	1.50	%(7)	1.03	%(5)(6)	1.73	%(6)

2.66	%(7)	2.54	%(7)(9)	1.51	%(7)	1.67	%(7)	1.92	%(5)(6)	2.62	%(6)

1.83	%(8)	1.82	%(8)	1.51	%(8)	1.50	%(8)	0.99	%(5)	1.59%
5.66	%(2)	2.41	%(2)	1.32	%(2)	0.26	%(2)	5.00	%(5)	6.71%
—		—		—		—		0.20	%(5)	1.87%
5.66	%(2)	2.41	%(2)	1.32	%(2)	0.26	%(2)	4.80	%(5)	4.84%

$132,074		$117,259		$106,864		$109,631		$294,133		$269,266
$37,424		$37,454		$—		$—		$—		$—
58%		62%		55%		73%		7%		27%

748,486		749,086		—		—		—		—
$226		$207		$—		$—		$—		$136,860	(10)

Special Opportunities Fund, Inc.

Financial highlights (continued)

(1)	Calculated using the average shares method.
(2)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(3)
Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable date for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009.  Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(4)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on January 1, 2010) for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(5)	Annualized.
(6)
Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions was included in income from investment operations.

(7)	Does not include expenses of the investment companies in which the Fund invests.
(8)	Does not include expenses of the investment companies in which the Fund invests, interest expenses, or dividends on short positions.
(9)
The ratio of expenses to average net assets includes tax expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding tax expense were 2.18% and 2.18%, respectively.

(10)	In 2009, the preferred shares were auction rate preferred shares.
(11)	Not Annualized for periods less than one year.
(12)	Less than 0.5 cents per share.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Note 1
Organization and significant accounting policies
Special Opportunities Fund, Inc. (formerly, Insured Municipal Income Fund Inc.) (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company.  Effective December 21, 2009, the Fund changed its name to the Special Opportunities Fund, Inc. and changed its investment objective to total return.  There can be no assurance that the Fund’s investment objective will be achieved.  The Fund’s previous investment objective was to achieve a high level of current income that was exempt from federal income tax, consistent with the preservation of capital.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with Accounting Principles Generally Accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities.  The Fund obtains market values for its securities from independent pricing sources and broker-dealers.  Independent pricing sources may use last reported sale prices or if not available the most recent bid price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities.  A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities.  If a market value is not available from an independent pricing source or a broker-dealer for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”).  Various factors may be reviewed in order to make a good faith determination of a security’s fair value.  The auction rate preferred securities are valued at cost, unless other observable market events occur.  The purchase price, or cost, of these securities is arrived at through an arms length transaction between a willing buyer and seller in the

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

secondary market and is indicative of the value on the secondary market.  Current transactions in similar securities in the marketplace are evaluated.  Factors for other securities may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions.  If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities may be fair valued.  The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board or its delegate determines that this does not represent fair value.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various input and valuation techniques used in measuring fair value.  Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)
The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The significant unobservable inputs used in fair value measurement of the Fund’s investment companies, corporate bonds, and promissory notes, are (1) cost and (2) indicative bids or price ranges from dealers, brokers, or market makers.  Significant changes in any of these inputs in isolation may result in a change in fair value measurement.

In accordance with procedures established by the Fund’s Board of Directors, the Adviser shall initially value non-publicly-traded securities (for which a current market value is not readily available) at their acquisition cost less related expenses, where identifiable, unless and until the Adviser determines that such value does not represent fair value.

The Adviser sends a memorandum to the Chairman of the Valuation Committee with respect to any non-publicly-traded securities that are valued using a method other than cost detailing the reason, factors considered, and impact on the Fund’s NAV.  If the Chairman determines that such fair valuation(s) require the involvement of the Valuation Committee, a special meeting of the Valuation Committee is called as soon as practicable to discuss such fair valuation(s).  The Valuation Committee of the Board consists of at least two non-interested Directors, as defined by the Investment Company Act of 1940.

At each regular quarterly Board meeting, the Adviser delivers a written report (the “Quarterly Report”) to the Board regarding any recommendations of fair valuation during the past quarter, including fair valuations which have not changed.  The Board reviews the Quarterly Report and discusses the valuation of the fair valued securities.

The Valuation Committee reviews all Quarterly Reports and any other interim reports, and reviews and approves the valuation of all fair valued securities.  This review included a review and discussion of an updated fair valuation summary with appropriate levels of representatives of the Adviser’s management.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2014 in valuing the Fund’s investments:

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)*	(Level 2)*	(Level 3)**	Total
Investment Companies	$126,879,560	$446,531	$2,551,751	$129,877,842
Preferred Stocks
Marine	58,485	—	—	58,485
Oil, Gas & Consumable Fuels	238,676	—	—	238,676
Real Estate Investment Trusts	—	—	5,763,582	5,763,582
Convertible Preferred Stocks	—	49,016	—	49,016
Common Stocks
Construction Materials	29,439	—	—	29,439
Consumer Finance	3,966,662	—	—	3,966,662
Energy Equipment & Services	32,048	—	—	32,048
Health Care Providers & Services	—	—	800	800
Insurance	4,002,895	—	—	4,002,895
IT Services	82,756	—	—	82,756
Real Estate	59,452	—	281,145	340,597
Real Estate Investments Trusts	3,940,405	—	—	3,940,405
Software	236,843	—	—	236,843
Special Purpose Acquisition Vehicle	5,565,674	9,266,560	2,184,374	17,016,608
Liquidation Claims	—	1,620,937	—	1,620,937
Convertible Bonds	3,506,319	—	—	3,506,319
Corporate Bonds	—	600,936	—	600,936
Promissory Notes	—	—	2,234,000	2,234,000
Rights	97,693	—	—	97,693
Warrants	745,558	124,459	9,683	879,700
Money Market Funds	10,998,842	—	—	10,998,842
Total	$160,441,307	$12,108,439	$13,025,335	$185,575,081
Liabilities:
Securities Sold Short	$(1,777,810)	$—	$—	$(1,777,810)

*	Transfers between Levels are recognized at the end of the reporting period.

**	The Fund measures Level 3 activity as of the beginning and end of each financial reporting period.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of June 30, 2014:

Derivatives not accounted	Statement of Assets &
for as hedging instruments	Liabilities Location	Value
Equity Contracts—Warrants	Investments, at value	$879,700

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2014:

	Amount of Realized Gain
	on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts—Warrants	Net Realized Gain	$226,099
	on Investments

	Change in Unrealized Appreciation
	on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Total
Equity Contracts—Warrants	Net change in unrealized	$(13,913)
	depreciation of investments

Transfers between Level 1 and Level 2 securities as of June 30, 2014 resulted from securities priced previously with an official close price (Level 1 securities) or on days where there is not an official close price the bid price is used (Level 2 securities).  Transfers as of June 30, 2014 are summarized in the table below:

Transfers into Level 1
Investment Companies	$449,147
Common Stocks
Special Purpose Acquisition Vehicles	1,241,407
Warrants	38,005
Transfers out of Level 1
Investment Companies	302,597
Common Stocks
Special Purpose Acquisition Vehicles	2,132,794
Warrants	17,901
Net transfers in and/or out of Level 1	$(724,733)

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Transfers into Level 2
Investment Companies	$302,597
Common Stocks
Special Purpose Acquisition Vehicles	2,132,794
Warrants	17,901
Transfers out of Level 2
Investment Companies	449,147
Common Stocks
Special Purpose Acquisition Vehicles	1,241,407
Warrants	38,005
Net transfers in and/or out of Level 2	$724,733

Level 3 Reconciliation Disclosure
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

					Change	Transfers
	Balance			Realized	in unrealized	into /	Balance
	as of	Acqui-	Dispo-	Gain	appreciation	(out of)	as of
Category	12/31/2013	sitions	sitions	(Loss)	(depreciaton)	Level 3	6/30/14

Closed
End Funds	$100,501	$—	$—	$—	$—	$—	$100,501

Auction Rate
Preferred
Securities	5,186,250	—	(3,275,000)	512,937	27,063	—	2,451,250

Preferred Stocks	5,721,001	—	—	—	42,581	—	5,763,582

Common
Stocks	261,236	—	—	—	20,709	—	281,945

Special
Purpose
Acquisition
Vehicles	—	—	—	—	54,140	2,130,234	2,184,374

Corporate
Bonds	75,000	—	—	—	(18,750)	(56,250)	—

Promissory
Notes	2,234,000	—	—	—	—	—	2,234,000

Warrants	173	—	—	—	(13,494)	23,004	9,683

	$13,578,161	$—	$(3,275,000)	$512,937	$112,249	$2,096,988	$13,025,335

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2014:

				Impact to
				Valuation
	Fair Value			from an
	June 30,	Valuation	Unobservable	increase in
	2014	Methodologies	Input(1)	Input(2)

Closed End Funds	$100,501	Market Assessment	Discount to Last	Decrease
		and Company-	Reported Net Asset Value
		Specific Information

Auction Rate Preferred	$2,451,250	Market	Comparability Adjustments/	Increase
Securities		Comparables	Broker Indications/
			Company Announcements

Preferred Stocks	$5,763,582	Cost	Market Assessments/	Increase
			Financial Assessments

Common Stocks	$281,945	Market Transactions	Discount to Market Price	Decrease
		Approach	for Share Restrictions

Special Purpose	$2,184,374	Market Transactions	Adjustments for Dividends	Increase
Acquisition Vehicles		Approach	and Announcements by
			Company

Promissory Notes	$2,234,000	Cost	Terms of the Note/ Financial	Increase
			Assessments/ Company
			Announcements

Warrants	$9,683	Market Transactions	Discount to Market Price	Decrease
		Approach	for Share Restrictions

(1)
In determining certain of these inputs, management evaluates a variety of factors including economic conditions, foreign exchange rates, industry and market developments, market valuations of comparable companies and company specific developments including exit strategies and realization opportunities. Management has determined that market participants would take these inputs into account when valuing the investments.

(2)
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Short sales—The Fund is authorized to make short sales.  Short sales are transactions where a fund sells securities it does not own in anticipation of a decline in the value of the securities.

Short sales carry risks of loss if the price of the security sold short increases after the sale.  In this situation, when a fund replaces the borrowed security by buying the security in the securities market, the fund may pay more for the security than it has received from the purchaser in the short sale.  The fund may, however, profit from a change in the value of the security sold short, if the price decreased.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities.  The amount of segregated assets are required to be adjusted daily to the extent additional collateral is required based on the change in fair value of the securities sold short.

Investment transactions and investment income—Investment transactions are recorded on the trade date.  Realized gains and losses from investment transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized using the effective yield method as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends to Common Stockholders from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends and distributions to common shareholders are recorded on the ex-dividend date.  The amount of dividends from net investment income and distributions from net realized capital gains was determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  These “book/tax” differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Note 2
Related party transactions
Bulldog Investors, LLC serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement effective October 10, 2009.  Effective May 7, 2013 Brooklyn Capital Management, LLC changed its name to Bulldog Investors, LLC.  In accordance with the investment advisory agreement, the Fund is obligated to pay Bulldog Investors, LLC a monthly investment advisory fee at an annual rate of 1.00% of the Fund’s average weekly total net assets.

Effective December 6, 2012, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $30,000, paid pro rata, quarterly.  As additional annual compensation, the Audit Committee Chairman and Valuation Committee Chairman will receive $3,000, and the Corporate Governance Committee Chairman will receive $2,000.  For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $40,000.  In addition, the Fund reimburses the

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

directors and Chief Compliance Officer (“CCO”) for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.
U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator and, in that capacity, performs various administrative services for the Fund.  USBFS also serves as the Fund’s Fund Accountant (the “Fund Accountant”).  U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”).  The Custodian is an affiliate of the Administrator.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors, monitors the activities of the Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  American Stock Transfer & Trust Company, LLC serves as the Fund’s Transfer Agent.

Note 3
Purchases and sales of securities
For the six months ended June 30, 2014, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $52,219,817 and $54,689,160, respectively.  The Fund did not have any purchases or sales of U.S. government securities during the six months ended June 30, 2014.

Note 4
Capital share transactions
During the six months ended June 30, 2014, the Fund issued 338,450 shares for the reinvestment of distributions.  During the same period the Fund issued 2,765,091 of shares of common stock from the conversion of 744,120 shares of the Fund’s convertible preferred stock.  During the year ended December 31, 2013, the Fund issued 250,132 shares for the reinvestment of distributions and issued 1,914 of shares common stock from the conversion of 600 shares of the Fund’s convertible preferred stock.

Note 5
Federal tax status
The Fund intends to distribute its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies.  Accordingly, no provision for federal income taxes is required.  In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund would not be subject to a federal excise tax.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The tax character of distributions paid to common shareholders during the fiscal year ended December 31, 2013 and the year ended December 31, 2012 were as follows:

	For the	For the
	year ended	year ended
Distributions paid from:	December 31, 2013	December 31, 2012
Ordinary income	$11,332,076	$3,423,869
Long-term capital gains	5,398,145	4,541,131
Total distributions paid	$16,730,221	$7,965,000

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the year ended December 31, 2013.

The following information is presented on an income tax basis as of December 31, 2013:

Tax cost of investments	$161,797,635
Unrealized appreciation	25,016,731
Unrealized depreciation	(3,017,860)
Net unrealized appreciation	21,998,871
Undistributed ordinary income	—
Undistributed long-term gains	311,078
Total distributable earnings	311,078
Other accumulated losses and other temporary differences	(1,239,640)
Total accumulated gains	$21,070,309

To reflect reclassifications arising from permanent “book/tax” differences for the year ended December 31, 2013, the Fund’s accumulated undistributed net investment income was increased by $561,399, the accumulated net realized gain from investment activities was decreased by $800,916, and the paid-in capital was increased by $239,517.

At December 31, 2013, the Fund deferred, on a tax basis, post October losses of $132,846.

For the year ended December 31, 2013, the Fund did not have any liabilities for any unrecognized tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations.  During the year ended December 31, 2013, the Fund did not incur any interest or penalties.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Each of the tax years in the three year period ended December 31, 2011, December 31, 2012 and December 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Note 6
Transactions with affiliates
The following issuer is affiliated with the Fund; that is, the Fund held 5% or more of the outstanding Voting shares during the period December 31, 2013 through June 30, 2014.  As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

	Share			Share
	Balance			Balance			Value
	at			at			at
	Dec. 31,			June 30,	Realized	Dividend	June 30,	Acquisition
Issuer Name	2013	Additions	Reductions	2014	Gain	Income	2014	Cost
Aquasition Corp.*	400,000	28,661	—	428,661	—	—	4,376,629	4,208,376

*	Acquasition Corp. is a Special Purpose Acquisition Company (SPAC). A SPAC is publicly-traded buyout company that raises money in order to pursue the acquisition of an existing company.

Note 7
Subsequent events
In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were available to be issued.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments, other than the event listed below:

The Fund intends to make an additional payment of $9.98 per share to those former shareholders of the Fund’s Convertible Preferred Stock whose shares were redeemed on March 3, 2014 for a cash payment of $50 per share.  All but 4,366 shares of preferred stock were converted into common stock by the close of business on February 28, 2014, the conversion deadline, and the Fund then converted the remaining shares.  In view of the ambiguity that resulted from varying descriptions of the conversion and redemption procedures in the articles supplementary to the charter of the Fund versus the Fund’s prospectus, annual report, and subsequent press releases, the Fund has determined to provide the shareholders whose stock was redeemed the value in cash that is equivalent to what they would have received had the Fund converted their shares into common stock at the close of business on February 28, 2014, i.e., $59.98.  Therefore, the Fund intends to pay an additional $9.98 per share in cash to the redeeming shareholders in addition to the $50 they received upon redemption to reflect the

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

3.716 preferred-to-common conversion ratio and a common stock market closing price of $16.14 on February 28, 2014.  The Fund’s adviser, Bulldog Investors, LLC has agreed to provide the necessary funds to the Fund to make the payment.

Note 8
Additional information
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Special Opportunities Fund, Inc.

General information (unaudited)

The Fund
Special Opportunities Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”).  The Fund’s NYSE trading symbol is “SPE.”  On April 21, 2010 the Fund’s symbol changed from “PIF” to “SPE.”  Comparative net asset value and market price information about the Fund is available weekly in various publications.

Annual meeting of shareholders held on March 25, 2014
The Fund held an annual meeting of shareholders on March 25, 2014 to vote on the following matters:

(1)
(a) To elect four Directors to the Fund’s Board of Directors, to be elected by the holders of the Fund’s common stock and preferred stock, voting together as a single class, to serve until the Fund’s next Annual Meeting of Stockholders in 2014 and until their successors have been duly elected and qualified;

(b) To elect two Directors to the Fund’s Board of Directors, to be elected by the holders of the Fund’s preferred stock, voting as a separate class, to serve until the Fund’s next Annual Meeting of Stockholders in 2014 and until their successors have been duly elected and qualified;

(2)
To instruct Bulldog Investors, LLC, the investment adviser to the Fund (the “Adviser”), to continue to vote proxies received by the Fund from any closed-end investment company in the Fund’s portfolio on any proposal (including the election of directors) in a manner which the Adviser reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value.

Proxy results—Common Stock
The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e., the presence of a majority of the shares outstanding on the record date of February 5, 2014) was necessary to constitute a quorum for the transaction of business.  At the Meeting, the holders of approximately 92.57% of the common stock outstanding as of the record date were represented in person or by proxy (7,833,679 votes), thus constituting a quorum for the matters to be voted upon by all shareholders at the Meeting.

Special Opportunities Fund, Inc.

General information (unaudited)

The actual voting results for the agenda items were as follows:

Proposal to elect James Chadwick as a director:

FOR	% of Quorum	% of O/S	WITHHELD
7,152,260	91.30%	84.52%	681,419

Proposal to elect Andrew Dakos as a director:

FOR	% of Quorum	% of O/S	WITHHELD
6,987,988	89.20%	82.58%	687,679

Proposal to elect Gerald Hellerman as a director:

FOR	% of Quorum	% of O/S	WITHHELD
7,137,655	91.11%	84.34%	696,024

Proposal to elect Charles C. Walden as a director:

FOR	% of Quorum	% of O/S	WITHHELD
7,238,328	92.40%	85.53%	595,351

Proxy results—Preferred Stock*

Proposal to elect Phillip Goldstein as a director:

FOR	% of Quorum	% of O/S	WITHHELD
580,871	97.28%	6.86%	16,224

Proposal to elect Ben Harris as a director:

FOR	% of Quorum	% of O/S	WITHHELD
593,253	99.36%	7.01%	3,842

*
On January 27, 2014, the Fund announced that the Board of Directors has determined to redeem all of the outstanding shares of the Fund’s preferred stock at 5 pm EST on March 3, 2014 at $50 per share. If, prior to the date of the Meeting, no shares of preferred stock remain outstanding, then the directors nominated for election by Preferred Stockholders, if elected, will remain on the Board of Directors until the Fund’s next Annual Meeting of Stockholders in 2014 and until their successors have been duly elected and qualified.

Proposal to instruct the Adviser to vote proxies received by the Fund from any closed-end investment company in the Fund’s portfolio on any proposal (including the election of directors) in a manner which the Adviser reasonably determines is likely to favorably impact the discount of such investment company’s market price as compared to its net asset value.

FOR	% of Quorum	% of O/S	WITHHELD
4,031,208	97.82%	47.64%	44,024

O/S – outstanding shares

Special Opportunities Fund, Inc.

General information (unaudited)

Tax information
The Fund designated 50.67% of its ordinary income distribution for the year ended December 31, 2013, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended December 31, 2013, 43.22% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Special Opportunities Fund, Inc.	27.62%

Quarterly Form N-Q portfolio schedule
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.  Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-877-607-0414.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended

June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-877-607-0414, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

The following table sets forth the directors and officers of the Fund, his name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at June 30, 2014.

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

INTERESTED DIRECTORS

Andrew Dakos***	President	1 year;	Principal of the Adviser since	1	Director, Mexico
(48)	as of	Since	2009; Chief Compliance Officer		Equity and Income
	October	2009	of the Adviser from 2009-2012;		Fund, Inc.;
	2009.		Principal of the general partner		Director, Imperial
			of several private investment		Holdings, Inc.
partnerships in the Bulldog
Investors group of private funds.

Phillip Goldstein***	Chairman	1 year;	Principal of the Adviser since	1	Chairman, Mexico
(69)	and	Since	2009; Principal of the general		Equity and Income
	Secretary	2009	partner of several private		Fund, Inc.;
	as of		investment partnerships in the		Director, ASA Ltd.;
	October		Bulldog Investors group of		Director, MVC
	2009.		private funds.		Capital, Inc.;
Chairman, Imperial
Holdings, Inc.

Gerald Hellerman	Chief	1 year;	None	1	Director, Mexico
(76)	Financial	Since			Equity and Income
	Officer	2009			Fund, Inc.; Director,
	as of				MVC Capital, Inc.;
	January				Director, Ironsides
	2010.				Partners
Opportunity
Offshore Fund Ltd;
Director, Imperial
Holdings, Inc.

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

INDEPENDENT DIRECTORS

James Chadwick	—	1 year;	Managing Director of Main	1	None
(41)		Since	Street Investment Partners,
		2009	LLC (private equity firm);
Managing Director of Opus
Partners, LLC (private equity
firm); Managing Director of
Harlingwood Equity Partners LP;
Managing Partner of Chadwick
Capital Management.

Ben Harris	—	1 year;	Principal and Director of NHI II,	1	None
(45)		Since	LLC and NBC Bancshares, LLC.
2009

Charles C. Walden	—	1 year;	President and Owner of Sound	1	Lead Trustee, Third
(70)		Since	Capital Associates, LLC		Avenue Funds
		2009	(consulting firm).		(fund complex
consisting of five
funds and one
variable series
trust).

OFFICERS
Andrew Dakos***	President	1 year;	Principal of the Adviser since	n/a	n/a
(48)	as of	Since	2009; Chief Compliance
	October	2009	Officer of the Adviser from
	2009.		2009-2012; Principal of the
general partner of several
private investment partnerships
in the Bulldog Investors group
of private funds.

Rajeev Das	Vice-	1 year;	Principal, Bulldog Investors, a	n/a	n/a
(45)	President	Since	group of Investment Funds.
	and	2009
Treasurer
as of
October
2009.

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

Phillip Goldstein***	Chairman	1 year;	Principal of the Adviser since	n/a	n/a
(69)	and	Since	2009; Principal of the general
	Secretary	2009	partner of several private
	as of		investment partnerships
	October		in the Bulldog Investors
	2009.		group of funds.

Gerald Hellerman	Chief	1 year;	None	n/a	n/a
(76)	Compliance	Since
	Officer	2009
as of
January
2010.

Thomas Antonucci****	Chief	1 year;	Director of Operations	n/a	n/a
(45)	Financial	Since	at Bulldog Investors
	Officer	2014	since 2006.
as of
January
2014.

*	The address for all directors and officers is c/o Special Opportunities Fund, Inc.,615 East Michigan Street, Milwaukee, WI 53202
**	The Fund Complex is comprised of only the Fund.
***
Messrs. Dakos and Goldstein are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLC, the Adviser and their positions as officers of the Fund.

****
Mr. Antonucci is considered an “interested person” of the Fund within the meaning of the 1940 Act because of his affiliation with Bulldog Investors, LLC, the Adviser and his positions as officer of the Fund.

Special Opportunities Fund, Inc.

New York Stock Exchange certifications (unaudited)

On January 8, 2014, the Fund submitted an annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s president certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards.  In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s president and treasurer have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Special Opportunities Fund, Inc.

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

1.
Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.
Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

(This Page Intentionally Left Blank.)

Investment Adviser
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ  07663

Administrator and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
59 Maiden Lane
New York, NY  10038

Fund Counsel
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY  10174

Board of Directors
James Chadwick
Andrew Dakos
Phillip Goldstein
Ben Harris
Gerald Hellerman
Charles Walden

Special Opportunities Fund, Inc.
1-877-607-0414
www.specialopportunitiesfundinc.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.

The Audit Committee is comprised of Mr. James Chadwick, Mr. Ben H. Harris and Mr. Charles C. Walden.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The following purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/2014 to 1/31/2014	N/A	N/A	N/A	N/A
2/1/2014 to 2/28/2014	N/A	N/A	N/A	N/A
3/1/2014 to 3/31/2014	N/A	N/A	N/A	N/A
4/1/2014 to 4/30/2014	N/A	N/A	N/A	N/A
5/1/2014 to 5/31/2014	N/A	N/A	N/A	N/A
6/1/2014 to 6/30/2014	N/A	N/A	N/A	N/A
Total
*Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, care of the Administrator, 615 East Michigan Street, Milwaukee, WI 53202, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Special Opportunities Fund, Inc.

By (Signature and Title)* /s/ Andrew Dakos
 Andrew Dakos, President

Date   September 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Andrew Dakos
 Andrew Dakos, President

Date   September 2, 2014

By (Signature and Title)* /s/ Thomas Antonucci
 Thomas Antonucci, Chief Financial Officer

Date   September 3, 2014

* Print the name and title of each signing officer under his or her signature.